Exhibit 99.1

Annual Meeting of Shareholders May 19, 2016

2 This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the PSLRA). Such forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “targets,” “planned,” “under consideration,” “estimated,” “intend,” “potential” and similar expressions. For these statements, the Company claims the protection of the safe harbor for forward - looking statements contained in the PSLRA. The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward - looking statement. Such factors include, but are not limited to: prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s annual report on Form 10 - K and quarterly reports on Form 10 - Q as filed with the Securities and Exchange Commission. The forward - looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward - looking statements or to update the reasons why actual results could differ from those projected in the forward - looking statements. Forward - Looking Statements

3 » Solid Franchise in Attractive Market Area » Significant Improvement in Key Performance Metrics » Key Performance Indicator Targets Summarize Expectation of Continued Improvement » Significant Additional Cost Reductions Planned » Implementing Long - Term Strategic Plan to Achieve Sustainable Superior Performance Investment Highlights

Solid Franchise in Attractive Market Area

5 » Headquartered in Asheville, North Carolina » Community bank founded in 1936 with total assets of $783 million » 13 offices in 5 Western North Carolina counties » 153 full - time equivalent employees » Converted from the mutual form of ownership on October 11, 2011 ASBB Profile

6 Executive Management Role Years in Banking Suzanne DeFerie President & Chief Executive Officer 24+ Kirby Tyndall Executive Vice President & Chief Financial Officer 26+ David Kozak Executive Vice President & Chief Credit Officer 31+ Vikki Bailey Executive Vice President & Chief Retail Officer 39+ Combined Management Team Experience 120+

7 Attractive Market Area » Asheville Metro population: 434,391 (2013 estimate) » Asheville MSA growth rate > 150% x national rate » Mar 2016 Metro Unemployment: 4.4% (currently lowest of NC MSAs) » NC current rate is 5.5% » Average Home Price (Feb 2016): $263,398 » Up 4% year over year » Sales volume up 37% over 2015 » Median Income: $43,681 (2013) » Diverse Industries: » Tourism (up 24% over last year) » Healthcare » Government » Recreation » Light Manufacturing » Hospitality and Service

8 Local Market Recovery 2013 - present » Increasing loan demand; current low loan delinquencies » Construction returns – with gusto » Current unemployment rate in 4% range – lowest MSA in NC » Real estate valuations, especially residential, are recovering » Transylvania County (location of most significant ASBB foreclosures) begins slow real estate recovery » Tourism booming again – “An estimated 9.8 million visitors spent a total of $1.7 billion in 2014, an increase of 3.9% and 4.6%, respectively, from 2013.” (Buncombe County Tourism Development Authority 2015 Annual Report) Local Market - Economic Drivers

9 Deposit Market Share – June 30, 2015 Institution # Br Deposits ($ millions) Market Share Institution # Br Deposits ($ millions) Market Share First Citizens Bank 21 $ 1,700 23.4% United Cmty (GA) 4 $ 147 2.0% Wells Fargo Bank (SD) 18 1,556 21.4% Capital Bank (FL) 4 134 1.8% Asheville Savings 13 630 8.7% Carolina Alliance (SC) 2 118 1.6% Bank of America 11 618 8.5% Fifth Third Bank (OH) 4 85 1.3% HomeTrust Bank 6 474 6.5% First Bank 3 82 1.1% SunTrust Bank (GA) 10 443 6.1% Bank of N Carolina 2 60 0.8% BB&T 8 402 5.5% Black Mtn Savings 1 30 0.4% TD Bank (DE) 8 385 5.3% Woodforest Natl (TX) 3 4 0.1% PNC Bank (DE) 8 222 3.0% Capital Bank (MD) 1 1 0.0% Entegra (Macon) Bank 3 180 2.5% Institutions: 19 130 $ 7,281 100.0% Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties Source: FDIC Summary of Deposit Data

10 Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties June 30 ($ millions) Deposit Market Share – 2014 vs. 2015 Source: FDIC Deposit Market Share Data $0 $500 $1,000 $1,500 $2,000 June 30, 2014 June 30, 2015 Column1 Source: FDIC Summary of Deposit Data Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties

11 As of March 31, 2016 NASDAQ Global Market ASBB Closing price $24.24 Book value per share $23.10 Price to book value 104.9% Shares outstanding 3,985,475 shares Shares repurchased (Jan 1, 2013 ‒ Mar 31, 2016) 1,629,510 shares Stock Information

12 Change in Stock Price -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% Trailing Twelve Months ASBB (22.71%) SNL U.S. Bank $500M-$1B (8.84%) SNL U.S. Thrift $500M-$1B (12.22%) Source: SNL Financial, 5/12/16

Significant Improvements in Key Performance Metrics

Balance Sheet — Loans Composition, As of March 31, 2016 ($ millions) 14 Cml Const $28.2m (5%) Cml Mtg $235.2m (39%) Cml & Ind $23.5m (4%) Res Const $15.5m (3%) Res Mtg $194.8m (33%) Revolv Mtg $66.5m (11%) Consumer $32.6m (5%) » Commercial loans » 48% of total loans » Grew 6.0% in 2016 - Q1 » Diversified portfolio » Residential mortgages » 46% of total loans » Most fixed rate loans sold in secondary market » Grew 2.6% in 2016 - Q1 » Very low speculative construction loans

Balance Sheet — Loans Grew 15 $432.9 $387.7 $449.2 $521.8 $576.1 $595.8 $360 $410 $460 $510 $560 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 3/31/2016 ($ millions) +10% +16% » Solid track record of loan growth +15% +3% 3mo

Balance Sheet — Improved Asset Quality 16 $20.6 $1.2 $1.2 $2.7 $2.5 $2.4 $8.1 $19.4 $14.2 $8.8 $5.6 $5.6 3.63% 2.74% 2.10% 1.51% 1.05% 1.02% 0.00% 0.60% 1.20% 1.80% 2.40% 3.00% 3.60% 4.20% $0 $5 $10 $15 $20 $25 $30 $35 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 3/31/2016 Nonperforming Assets ($ millions) Foreclosed Properties Nonperforming Loans Nonperforming Assets as % of Assets (right scale) NPAs down $20.8 million from 2011 peak

Balance Sheet — Low Loan Delinquencies 17 $15.7 $3.2 $2.2 $3.1 $2.8 $2.1 3.63% 0.82% 0.48% 0.60% 0.49% 0.35% 0.00% 0.90% 1.80% 2.70% 3.60% 4.50% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 3/31/2016 Delinquent Loans Delinquent Loans As % of Total Loans (right scale) Loans Delinquent 31 Days or More ($ millions)

Balance Sheet — Deposits Composition, As of March 31, 2016 ($ millions) 18 Demand $120.6 19% NOW $156.9 25% Savings $52.8 9% Money Market $170.0 27% CDs $128.1 20% » Core deposits are largest funding category » Represent 64% of assets » 0.9% increase 2016 - Q1 » Low brokered time deposits Core Deposits * $500.3 80% ASB defines core deposits as demand, savings and money market deposits (excludes all time deposits).

Balance Sheet — Core Deposits 19 $349.7 $389.1 $405.7 $449.3 $495.6 $500.3 $305 $330 $355 $380 $405 $430 $455 $480 $505 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 3/31/2016 ($ millions) » Solid track record of low cost core deposit growth to support Net Interest Margin +10% +10% +4% +11% Cml DDA +6% Nonint DDA +6% +1% 3mo

20 Balance Sheet — C ommercial C ore D eposits $71.4 $85.3 $95.2 $121.6 $147.0 $153.0 $55 $80 $105 $130 $155 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 3/31/2016 ($ millions) » Commercial deposits believed to be much less rate sensitive than retail deposits +28% +21% +4% 3mo

Improvement in Core Performance 21 $1,187 $862 $1,454 $2,489 $3,575 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 Net Income ($ thousands) Years Ended December 31 +44% +71%

Improvement in Core Performance 22 $0.23 $0.17 $0.31 $0.59 $0.89 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 Diluted Earnings Per Share Earnings Per Share Years Ended December 31 +51% +90%

Improvement in Core Performance 23 $0.16 $0.21 $0.28 $0.24 $0.30 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 Diluted Earnings Per Share Earnings Per Share by Quarter +87%

Performance — TBVPS 24 $21.93 $21.96 $22.41 $22.50 $23.10 $21.20 $21.40 $21.60 $21.80 $22.00 $22.20 $22.40 $22.60 $22.80 $23.00 $23.20 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 » TBVPS enhanced by both earnings increases and share repurchases Tangible Book Value Per Share (TBVPS) by Quarter +5%

3.49% 3.44% 3.46% 3.50% 3.67% 0.63% 0.63% 0.62% 0.61% 0.61% 3.01% 2.96% 3.00% 3.04% 3.21% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 Earning Asset Yield Cost of Funds Net Interest Margin Earning Asset Yield, Cost of Funds and Net Interest Margin by Quarter Improvement in Core Performance 25

26 82.55% 80.32% 74.81% 77.32% 71.95% 3.08% 3.08% 2.92% 2.96% 2.98% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 Efficiency Ratio Noninterest Expenses to Average Assets (right scale) Efficiency Efforts Gaining Traction By Quarter Improvement in Core Performance

Key Performance Indicator Targets Summarize Expectation of Continued Improvement

28 » Return on average equity (ROE) target » 8.1% to 9.0% over next three years » Return on average assets (ROA) target » 1.0% to 1.1% over next three years » Efficiency ratio target » 54% to 64% over long - term Targets do not include effects of any potential acquisitions.

Significant Additional Cost Reductions Planned

30 Significant Additional Cost Reductions Planned ($ in thousands, except per share amounts) Impact On 2016 Impact 2017 Impact 2018 Impact FHLB debt interest expense ($40M matures 2017; $10M matures 2018) Pre - tax After - tax 1 Per share 2 NIM ROE Efficiency $ 1,970 $ 1,248 $ (0.34) ‒ 0.25% ‒ 1.35% ‒ 3.76% $ 862 $ 546 $ (0.15) ‒ 0.11% ‒ 0.55% ‒ 1.46% $ 263 $ 167 $ (0.04) ‒ 0.03% ‒ 0.15% ‒ 0.38% Qualified pension expense ($8.0M pre - tax, or $5.1M after - tax, of preliminary estimated settlement expense currently included in AOCI — Preliminary estimated settlement expense Pre - tax = $8.7M to $9.5M After - tax = $5.5M to $6.0M or $1.49 to $1.62 per share) Pre - tax After - tax 1 Per share 2 ROE Efficiency $ 810 $ 513 $ (0.14) ‒ 0.55% ‒ 1.60% $ 810 $ 513 $ (0.14) ‒ 0.51% ‒ 1.37% $ 810 $ 513 $ (0.14) ‒ 0.47% ‒ 1.17% 1 Assumes combined marginal Federal and state income tax rates of 36.64% for 2016 ‒ 2018. 2 Assumes 2016 - Q1 average shares outstanding of approximately 3,720,000.

Implementing Long - Term Strategic Plan to Achieve Sustainable Superior Performance

Strategic Vision: (3 Primary Focus Areas) » Focus: Commercial and Small Business Relationships (Loans & Deposits) for improved NIM » Focus: Mortgage Banking for improved Fee Income and NIM » Focus: Increased Efficiencies and Productivity, for improved expense and efficiency ratio s Implementing Long - Term Strategic Plan to Achieve Sustainable, Superior Performance 32

» Solid Franchise in Attractive Market Area » Significant Improvement in Key Performance Metrics » Key Performance Indicator Targets Summarize Expectation of Continued Improvement » Significant Additional Cost Reductions Planned » Implementing Long - Term Strategic Plan to Achieve Sustainable Superior Performance Investment Highlights 33

Inquiries may be directed to : Suzanne DeFerie, President & Chief Executive Officer Kirby Tyndall, Executive Vice President & Chief Financial Officer